UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
On September 19, 2025, Axos Bank, the banking subsidiary of Axos Financial, Inc. (the “Company” or the “Registrant”), signed an agreement to acquire a 100% membership interest in Verdant Commercial Capital, LLC (“Verdant” or “VCC”) for an initial projected purchase price of $43.5 million, including a $4 million premium to book value. The purchase price will be paid in cash at closing, which is expected to occur on September 30, 2025. As of August 31, 2025, Verdant had approximately $1.1 billion of loans and leases on its balance sheet, including approximately $750 million of on-balance sheet securitizations and $350 million of loans and leases.
A press release announcing the transaction was issued on September 22, 2025, and a copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. For additional information regarding the transaction, please see the investor presentation on the Registrant’s website, http://investors.axosfinancial.com.

This Form 8-K and the information included in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	September 22, 2025	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer